Filed Pursuant to Rule 497(a)
File No. 333-204571
Rule 482ad

Dated:  April 20, 2017

The following offering notification is provided for your convenience and information. The information herein is qualified in its entirety by reference to the preliminary prospectus supplement, the preliminary Statement of Additional Information, or SAI, incorporated by reference in its entirety in the preliminary prospectus supplement, and the accompanying prospectus (collectively for the purposes of this paragraph, the “prospectus”) relating to the security. Capitalized terms used but not defined herein have the meaning ascribed to them in the prospectus.

Pricing Notification – TCP Capital Corp.

Issuer:	TCP Capital Corp.

Ticker Symbol (Exchange):	TCPC (NASDAQ)

Type of Offering:	Offering of Common Stock

Price:	$16.84

Trade Date:	April 19, 2017

Settlement Date:	April 25, 2017

CUSIP No.:	87238Q 103

Size of Offering:	5,000,000 shares (not including underwriters’ option to purchase up to an additional 750,000 shares of common stock)

Use of Proceeds:
To repay amounts outstanding under TCPC’s credit facilities (which will increase the funds under the credit facilities available to TCPC to make additional investments in portfolio companies in accordance with its investment objective) and for other general corporate purposes

Underwriters’ Option to Purchase Additional Shares:	15%

Common Stock Outstanding Post-Offering:	58,042,047 (without exercise of the option to purchase up to an additional 750,000 shares)

Joint Book-Running Managers:	Wells Fargo Securities, LLC, BofA Merrill Lynch, Raymond James & Associates, Inc., Deutsche Bank Securities Inc. and RBC Capital Markets, LLC

Investors are advised to carefully consider the investment objective, risks, charges and expenses of TCPC before investing. The preliminary prospectus supplement dated April 19, 2017, the accompanying prospectus dated May 6, 2016 and the preliminary Statement of Additional Information, or preliminary SAI, incorporated by reference in its entirety in the preliminary prospectus supplement, dated the date of the preliminary prospectus supplement, which have been filed with the Securities and Exchange Commission, contain this and other information about TCPC and should be read carefully before investing.

The information in the preliminary prospectus supplement, the accompanying prospectus, the preliminary SAI and this pricing notification is not complete and may be changed. The preliminary prospectus supplement, the accompanying prospectus, the preliminary SAI and this pricing notification are not offers to sell any securities of TCPC and are not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.

The offering is being made only by means of a preliminary prospectus supplement, the preliminary SAI and an accompanying prospectus, copies of which may be obtained from Wells Fargo Securities, LLC, Attn: Equity Syndicate Department, 375 Park Avenue, New York, NY 10152-4077, or by calling (800) 326-5897, or email: cmclientsupport@wellsfargo.com; BofA Merrill Lynch, NC1-004-03-43, 200 North College Street, 3rd Floor, Charlotte, NC 28255-0001, Attn: Prospectus Department, or e-mail: dg.prospectus_requests@baml.com; Raymond James & Associates, Inc., 880 Carillon Parkway, St. Petersburg, FL 33716, tel.: (800) 248-8863; Deutsche Bank Securities Inc., Attn: Prospectus Group, 60 Wall Street, New York, NY 10005-2836, tel.: (800) 503-4611 or e-mail: prospectus.CPDG@db.com; or RBC Capital Markets, LLC, Attn: Equity Syndicate, 200 Vesey Street, 8th Floor, New York, NY 10281-8098, email: equityprospectus@rbccm.com, tel.: 877-822-4089.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AFTER THIS MESSAGE ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.